CONTINGENCIES	12 Months Ended
Dec. 31, 2021
CONTINGENCIES
CONTINGENCIES
15.	CONTINGENCIES

In connection with the separation and distribution of the Company from Fang, the Company agreed to provide a guarantee for the benefit of the convertible notes holders of Fang, under which the Company is liable to the payment obligations under the convertible notes in the event that Fang fails to discharge its primary payment obligations under the convertible notes or certain circumstances relating to the Company, including, among others, change-in-control transactions or certain fundamental changes to the Company’s share capital. Because the guarantee issued by the Company to Fang’s convertible notes holders is a guarantee between companies under common control, it qualifies for the scope exclusion of recognition and measurement requirements of ASC 460, Guarantees.

On December 7, 2020, Fang announced that it attended a hearing before the Grand Court of the Cayman Islands (the “Cayman Court”) regarding the application by certain shareholders of Fang (the “Petitioners”) to appoint provisional liquidators over Fang and the Petitioners initiated a winding-up petition against Fang in Cayman Court on November 12, 2020, which was deemed to be an event of default as defined under the convertible notes. Consequently, 100% of the outstanding principle of, and unpaid interest on the notes became due and payable as of December 31, 2020.

Pursuant to the agreements among the Company, Fang and the holders of Fang’s convertible notes, Fang and the Company each agreed to repay 50% of the total amount of US$168.0 million by installment in 2021 to the holders of Fang’s convertible notes to settle the convertible notes agreements, as of December 31, 2020.

Accordingly, the Company accrued the guarantee liability in the amount of US$84.0 million (equivalent to RMB547,069) as of December 31, 2020.

The Company repaid to the holders of the convertible notes on behalf of Fang: 1) US$42.4 million (including US$0.2 million of interest expenses in 2021) in September 2021 and 2) US$41.8 million in November 2021, respectively. In addition, Fang repaid to the holders of the convertible notes: 1) US$42.4 million on September 28, 2021 (including US$0.2 million of interest expenses in 2021) and 2) US$41.8 million on November 15, 2021, respectively.

The Company and Fang further agree that if Fang repays all the liabilities born by the CIH no later than December 31, 2023, no interest will be accrued. In the event that Fang fails to make any payments to CIH in accordance with the timeline, the outstanding balance of Fang’s Indebtedness shall accrue interest at one percent per annum and such unpaid amounts together with such interest thereon shall be immediately due and payable by Fang to CIH.

Based on the Company’s credit assessment on the collectability of amounts due from Fang, taking into consideration of current market conditions and Fang’s financial condition, as well as (1) Fang is subject to a winding-up petition by a noncontrolling shareholder in Cayman Court; (2) Fang is late in the filing of its annual 20-F for the year ended December 31, 2020; (3) Fang had to rely on the Company as the guarantor to settle the convertible notes agreements; and (4) the Company does not have any collateral placed by Fang against the amounts due from Fang, the Company has accrued 100% provision against the amounts due from Fang in the amount of RMB547,069 as of December 31, 2020, which was recorded as bad debt expense on the combined and consolidated statements of comprehensive income (loss) for the year ended December 31, 2020.

Fang did not make any repayment to the Company during the year ended December 31, 2021 nor subsequently.